SECOND AMENDMENT TO
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         THE SECOND AMENDMENT TO SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN (the "Amendment"), is made and entered into as of October 1, 1997.

         WHEREAS, MicroAge, Inc. (the "Company") has previously adopted the Supplemental Executive Retirement Plan of MicroAge, Inc., dated October 1, 1992 (the "SERP"), and adopted a First Amendment thereto on September 26, 1996, and

         WHEREAS, pursuant to Section 8.01 of the SERP, the Compensation Committee of the Company's Board of Directors may amend the SERP; and

         WHEREAS, pursuant to action by the Compensation Committee on September 25, 1997, the SERP will be amended as follows:


                                A M E N D M E N T
                                - - - - - - - - -

1.       Section 2.12 is hereby amended to read in its entirety as follows:

                  2.12. " Life Insurance Policy" means the Life Insurance Policies issued by Northwestern Mutual Life Insurance Company and insuring the lives of the Participants pursuant to equity split dollar arrangements between the Company and the Participants.

2.       Section 5.04 is hereby amended to read in its entirety as follows:

                  5.04. "No Death Benefits." Since the Company has made other arrangements to provide benefits for Participants should they die prior to termination of employment, no benefits should be payable under this Plan as a result of the death of a Participant while employed by the Company.

3.       Section 6.01 is hereby amended to read in its entirety as follows:

                  6.01. "Obligation to Fund SERP Benefit." The Company shall fund the Participants' SERP Benefit by making contributions to the MicroAge, Inc. Compensation Trust ("Trust"). The assets in the Trust shall be treated as general assets of the Company, and until paid, the Participants shall be unsecured general creditors of the Company.
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 . . .
         IN WITNESS WHEREOF, the Company has adopted this Second Amendment to Supplemental Executive Retirement Plan as of the day and year first above written.

                                        MICROAGE, INC.,
                                        a Delaware corporation



                                        By:_____________________________________

                                        Name:___________________________________

                                        Title:__________________________________
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